UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 9, 2005

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition.

On June 9, 2005 we issued a press release reporting our financial results for our fiscal quarter ended May 13, 2005.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 9, 2005 we issued a press release announcing that J. Phillip Cooper was promoted to the newly created position of vice chairman and executive vice president of CRA.  The press release also announced that Wayne D. Mackie will join CRA to become our vice president and CFO, succeeding Mr. Cooper as our CFO.  Mr. Mackie is expected to join us in the beginning of July 2005.  A copy of the press release is set forth as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

99.1	June 9, 2005 press release titled “CRA International Reports Second-Quarter Fiscal 2005 Financial Results”

99.2	June 9, 2005 press release titled “CRA International Announces Executive Appointment”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: June 9, 2005	By:	/s/ James C. Burrows
James C. Burrows
President and Chief Executive Officer

Exhibit Index

Number	Title

99.1	June 9, 2005 press release titled “CRA International Reports Second-Quarter Fiscal 2005 Financial Results”

99.2	June 9, 2005 press release titled “CRA International Announces Executive Appointment”